Exhibit 21

Subsidiaries of the Company

Entity Name	State of Formation
Dividend Capital Total Realty Operating Partnership LP	Delaware
DCTRT Greenwood Leasing LLC	Delaware
TRS NOIP Mezz Holdco LLC	Delaware
TRS NOIP Real Estate Holdco	Delaware
TRT NOIP Cottonwood - Miltipas GP LLC	Delaware
TRT NOIP Cottonwood - Miltipas LP	Delaware
TRT NOIP Rue Ferrari - San Jose GP LLC	Delaware
TRT NOIP Rue Ferrari - San Jose LP	Delaware
TRT NOIP Dublin GP LLC	Delaware
TRT NOIP Dublin LP	Delaware
TRT NOIP South Havana - Englewood LLC	Delaware
TRT NOIP Waterview - Dallas LP LLC	Delaware
TRT NOIP Waterview - Dallas GP LLC	Delaware
TRT NOIP Waterview - Dallas LP	Delaware
TRT NOIP GT Lease Holdco	Delaware
TRT NOIP Apache Trail - Terrell GP LLC	Delaware
TRT NOIP Apache Trail - Terrell LP	Delaware
TRT NOIP GT LLC	Delaware
TRT NOIP Salme Church - York LLC	Delaware
TRT NOIP King Mill - McDonough LLC	Delaware
TRT NOIP Business Center - Stockbridge LLC	Delaware
TRT NOIP Corporate Drive - DeKalb LLC	Delaware
TRS Interest Holdco I LLC	Delaware
TRT NOIP Creekside - Lockburne LLC	Delaware
TRT Lending LLC	Delaware
Greensboro Park 8180-8200, LLC	Delaware
TRT Lending Subsidiary I Holdco LLC	Delaware
TRT Lending Subsidiary I LLC	Delaware
TRT Acquisitions LLC	Delaware
Mibarev Development I, LLC	Georgia
DCTRT Bala Pointe GP LLC	Delaware
DCTRT Bala Pointe LP	Delaware
Div Cap Amerimar Bala Pointe 1 General Partnership	Delaware
Bala Pointe GP LLC	Delaware
Bala Pointe Owner LP	Delaware
Dividend Jay, LLC	Delaware
Westcore Jay Partners	Delaware
Westcore Jay, LLC	Delaware
Dividend Lundy, LLC	Delaware
Westcore Lundy Partners	Delaware

Westcore Lundy, LLC	Delaware
TRT 1303 Joyce Blvd LLC	Delaware
TRT Alliance JV I Diehl LLC	Delaware
TRT Alliance JV I GP	Delaware
TRT Alliance Diehl LLC	Delaware
TRT Alliance JV II Skokie LLC	Delaware
TRT Alliance JV II GP	Delaware
TRT Alliance Skokie LLC	Delaware
TRT-DDR Joint Venture I Owner LLC	Delaware
TRT DDR Venture 1 General Partnership	Delaware
TRT DDR Holdings I LLC	Delaware
TRT DDR Beaver Creek LLC	Delaware
Centerton Square LLC	Delaware
TRT DDR Mt. Nebo LLC	Delaware
TRT Heb Marketplace GP LLC	Delaware
TRT Heb Marketplace LP	Delaware
TRT New England Retail Floating Rate Holdco LLC	Delaware
TRT Hyannis LLC	Delaware
TRT Kingston LLC	Delaware
TRT Kingston II LLC	Delaware
TRT Sandwich LLC	Delaware
TRT Wareham LLC	Delaware
TRT Weymouth LLC	Delaware
TRT Hanover LLC	Delaware
TRT Braintree LLC	Delaware
TRT Cranston LLC	Delaware
TRT Harwich LLC	Delaware
TRT Whitman 475 Bedford LLC	Delaware
TRT Mansfield LLC	Delaware
TRT Abington LLC	Delaware
TRT Norwell LLC	Delaware
TRT New Bedford LLC	Delaware
TRT Orleans LLC	Delaware
TRT Springdale LLC	Delaware
TRT Saugus LLC	Delaware
TRT New England Retail WF Holdco LLC	Delaware
TRT Braintree II LLC	Delaware
TRT Weymouth II LLC	Delaware
TRT Brockton Westgate Plaza LLC	Delaware
TRT Brockton Eastway Plaza LLC	Delaware
TRT Cohasset LLC	Delaware
TRT Manomet LLC	Delaware
TRT Rockland 201 Market LLC	Delaware
TRT Holbrook LLC	Delaware
TRT Meriden LLC	Delaware

TRT North Hanover LLC	Delaware
TRT Rockland 360-372 Market LLC	Delaware
TRT Whitman 682 Bedford LLC	Delaware
TRT Shackleford West Boulevard LLC	Delaware
TRT Shiloh LLC	Delaware
Westcore Shiloh Partners	Delaware
Westcore Shiloh, LLC	Delaware
TRT-DCT 130 Greenwood LLC	Delaware
TRT Industrial Fund I, LLC	Delaware
TRT-DCT Industrial JV I General Partnership	Delaware
DCT Marine SC LLC	Delaware
TRT-DCT Commerce Circle LLC	Delaware
DCT Silver Springs LLC	Delaware
TRT-DCT Pencader LLC	Delaware
TRT-DCT Veterans Corporate Center LLC	Delaware
TRT-DCT Park West L1 LLC	Delaware
TRT-DCT Eagle Creek East LLC	Delaware
TRT-DCT Minnesota Valley III LLC	Delaware
DCT Opportunity Boulevard LLC	Delaware
TRT-DCT Park West Q LLC	Delaware
TRT-DCT Rickenbacker IV LLC	Delaware
TRT-DCT Eagle Creek West LLC	Delaware
TRT-DCT Hanson Way LLC	Delaware
DCT Southfield Holdings LLC	Delaware
DCT Southfield LLC	Delaware
TRT Industrial Fund II LLC	Delaware
TRT-DCT Industrial JV II General Partnership	Delaware
TRT-DCT 4155 Patriot Drive Tx Gp LLC	Delaware
TRT-DCT 4155 Patriot Drive Tx LP	Delaware
TRT-DCT 4255 Patriot Drive Tx Gp LLC	Delaware
TRT-DCT 4255 Patriot Drive Tx LP	Delaware
DCT 2401 Midpoint LLC	Delaware
TRT-DCT Creekside V LLC	Delaware
TRT-DCT Perry Road LLC	Delaware
TRT-DCT Westport Owner LLC	Delaware
TRT-DCT Westport LLC	Delaware
TRT Industrial Fund III LLC	Delaware
TRT-DCT Industrial JV III General Partnership	Delaware
TRT-DCT 6900 Riverport LLC	Delaware
TRT-DCT 7000 Riverport LLC	Delaware
TRT-DCT 7050 Riverport LLC	Delaware
TRT-DCT 7100 Riverport LLC	Delaware
TRT-DCT 7201 Intermodal LLC	Delaware
TRT-Westcore California Circle Owner LLC	Delaware
TRT-Westcore California Circle General Partnership	Delaware

TRT-Westcore California Circle LLC	Delaware
TRT-Westcore De Guigne Owner LLC	Delaware
Westcore TRT DeGuigne General Partnership	Delaware
Westcore TRT DeGuigne, LLC	Delaware
Westcore-TRT Fortune Concourse Owner LLC	Delaware
Westcore-TRT Fortune Concourse General Partnership	Delaware
Westcore-TRT Fortune Concourse LLC	Delaware
TRT Millennium Holdco LLC	Delaware
TRT Millennium LLC	Delaware
TRT Flying Cloud Drive LLC	Delaware
TRT 1300 Connecticut Avenue GP LLC	Delaware
TRT 1300 Connecticut Avenue LP Partner LLC	Delaware
TRT 1300 Connecticut Avenue Limited Partnership	Delaware
TRT 1300 Connecticut Avenue Owner LLC	Delaware
TRT 270 Center Holdings LLC	Delaware
TRT 270 Center Owner LLC	Delaware
TRT 1345 Philomena Street GP LLC	Delaware
TRT 1345 Philomena Street Limited Partnership	Delaware
TRT 1345 Philomena Street Owner LLC	Delaware
TRT 1100 Campus Road LLC	Delaware
TRT Preston Sherry LLC	Delaware
TRT Park Place LLC	Delaware
TRT NOIP Fixed Mezz Holdco LLC	Delaware
TRT NOIP Fixed Real Estate Holdco LLC	Delaware
TRT NOIP Fixed CA Holdco LLC	Delaware
TRT NOIP Corporate Center Drive - Newberry Park GP LLC	Delaware
TRT NOIP Corporate Center Drive - Newberry Park LP	Delaware
TRT NOIP Doolittle - Redondo Beach GP LLC	Delaware
TRT NOIP Doolittle - Redondo Beach LP	Delaware
TRT NOIP Sheila Commerce GP LLC	Delaware
TRT NOIP Sheila - Commerce LP	Delaware
TRT NOIP Maple - El Segundo GP LLC	Delaware
TRT NOIP Maple El Segundo LP	Delaware
TRT NOIP Connection - Irving LP LLC	Delaware
TRT NOIP Connection - Irving GP LLC	Delaware
TRT NOIP Connection - Irving LP	Delaware
TRT NOIP Glenville - Richardson LP LLC	Delaware
TRT NOIP Glenville - Richardson GP LLC	Delaware
TRT NOIP Glenville - Richardson LP	Delaware
TRT NOIP Sylvan Way - Parsippany LLC	Delaware
TRT NOIP Columbia - Richfield LLC	Delaware
TRT NOIP SW 80 - Plantation LLC	Delaware
TRT NOIP Corporate Drive - Dixon LLC	Delaware
TRT NOIP Columbia - Campbellsville LLC	Delaware
TRT NOIP Sunset Hills - Reston LLC	Delaware

iStar CTL Sunset Hills - Reston LLC	Delaware
TRT NOIP CEVA Lease Holdco LLC	Delaware
TRT NOIP Eagle GP LLC	Delaware
TRT NOIP Eagle LP	Delaware
TRT NOIP East 28 - Aurora LLC	Delaware
TRT NOIP Floating Mezz Holdco LLC	Delaware
TRT NOIP Floating Real Estate Holdco LLC	Delaware
TRT NOIP Floating CA LP Holdco LLC	Delaware
TRT NOIP Shadelands - Walnut Creek GP LLC	Delaware
TRT NOIP Shadelands - Walnut Creek LP	Delaware
TRT NOIP Charleston - Mountain View GP LLC	Delaware
TRT NOIP Charleston - Mountain View LP	Delaware
TRT NOIP North Fairway Drive - Vernon Hills LLC	Delaware
TRT NOIP Inverness - Englewood LLC	Delaware
TRT NOIP Crown Colony - Quincy LLC	Delaware
TRT NOIP Colshire McLean LLC	Delaware
TRT NOIP Colshire McLean GP LLC	Delaware
iStar NG LP	Delaware
TRT Harborside LLC	Delaware
American Financial Exchange L.L.C.	New Jersey
Plaza X Realty L.L.C.	New Jersey
Plaza X Urban Renewal Associates L.L.C.	New Jersey
Plaza X Leasing Associates L.L.C	New Jersey
DCX Greenwood DST	Delaware
CB Square Leasing LLC	Delaware
DCTRT Lease Management LLC	Delaware
DCTRT Greenwood Lease Management LLC	Delaware
TRT-Sovereign RC Fund 2 Owner LLC	Delaware
TRT-Sovereign RC Joint Venture II General Partnership	Delaware
TRT-Sovereign RC Holdco II LLC	Delaware
TRT-Sovereign RC Holdco 1245 Olentangy River Road Grandview LLC	Delaware
TRT-Sovereign RC Holdco 3633 Veterans Boulevard Metairire LLC	Delaware
TRT-Sovereign RC Holdco 6700 Tamiami Trail Sarasota LLC	Delaware
TRT-Sovereign RC Fund 1 Owner LLC	Delaware
TRT-Sovereign RC Joint Venture I General Partnership	Delaware
TRT-Sovereingn RC Holdco I LLC	Delaware
TRT - Sovereign RC Holdco 74-70 Highway 111 Palm Desert LLC	Delaware
TRT-Sovereign RC Holdco 661 US Highway 1 North N Palm Beach LLC	Delaware
Shackleford West Leasing LLC	Delaware
DCX Kingston Leasing LLC	Delaware
DCX Sandwich Leasing LLC	Delaware
Dividend Capital DST Flying Cloud Drive Property Management LLC	Colorado
DCX Flying Cloud Drive DST	Delaware

DCTRT REPO Holdco LLC	Delaware
TRT 625 Liberty Avenue JV LLC	Delaware
TRT/FAC Liberty Avenue Investors	Delaware
Liberty Avenue Partners	Delaware
BRE/Liberty Avenue Mezzanine LLC	Delaware
Liberty Avenue Holdings LLC	Delaware